UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2012

Genuine Parts Company
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-05690	58-0254510
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2999 Circle 75 Pkwy, Atlanta, Georgia		30339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770.953.1700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On February 21, 2012, Genuine Parts Company issued a press release announcing its results of operations for the fourth quarter and fiscal year ended December 31, 2011. A copy of the press release is furnished with this Current Report on Form 8-K as exhibit 99.1.

The information, including exhibit 99.1 attached hereto contained in this Item 2.02 of this Current Report on Form 8-K of Genuine Parts Company is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report and exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 8.01 Other Events.

On February 20, 2012, the Board of Directors of Genuine Parts Company declared an increase of 10% in the regular quarterly cash dividend for 2012. The Board increased the cash dividend payable to an annual rate of $1.98 per share compared with the previous dividend of $1.80 per share. The quarterly cash dividend of forty-nine and one-half cents ($.495) per share is payable April 2, 2012 to shareholders of record March 9, 2012.

In addition, the Board of Directors approved the following corporate officer changes. Treg S. Brown was elected to the position of Senior Vice President – Planning and Acquisitions and Lee A. Maher, Executive Vice President – U.S. Automotive Parts Group, was elected to the additional title of Chief Operating Officer of the U.S. Automotive Parts Group.

A copy of the press release announcing the foregoing is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated February 21, 2012
99.2 Press Release dated February 21, 2012

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

February 21, 2012	By:	Jerry W. Nix

Name: Jerry W. Nix
Title: Vice Chairman and CFO

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 21, 2012
99.2	Press Release dated February 21, 2012